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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   January 3, 1994
                                                          ---------------

                          Cephalon, Inc.
--------------------------------------------------------------------------------
         (Exact name of registrant specified in Charter)

     Delaware                   0-19119                    23-2484489
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 (State or other              (Commission                (IRS Employee
 jurisdiction of              File Number)             Identification No.)
 incorporation)


             145 Brandywine Parkway
                West Chester, PA                              19380
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      (Address of principal executive offices)               Zip Code

          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE:  610-344-0200

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        (Former name and former address, if changed since last report)
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ITEM 5.   OTHER EVENTS
          ------------

     The purpose of this Form 8-K is to file (i) Amendment No. 2 to License Agreement dated January 3, 1994 between the Registrant and Laboratoire L. Lafon and (ii) Amendment No. 2 to Trademark Agreement dated August 23, 1995 between the Registrant and Genelco S.A. which were not previously filed.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (a)  Financial Statements.

          None.

          (b)  Pro Forma Financial Information.

          None.

          (c)  Exhibits.

               99.1* Amendment No. 2 to License Agreement dated January 3, 1994 between Cephalon, Inc. and Laboratoire L. Lafon.

               99.2* Amendment No. 2 to Trademark Agreement dated August 23, 1995 between Cephalon, Inc. and Genelco S.A.


     * Certain portions of the exhibit have been omitted and have been filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.
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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CEPHALON, INC.



Date:  July 19, 1999          By:  /s/ J. Kevin Buchi
                                   ---------------------------------------------
                                   J. Kevin Buchi
                                   Senior Vice President and Chief
                                   Financial Officer

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                                 Exhibit Index
                                 -------------



     Exhibit                                                                Page
     -------                                                                ----

     99.1 Amendment No. 2 to License Agreement dated January 3, 1994 between Cephalon, Inc. and Laboratoire L. Lafon.

     99.2 Amendment No. 2 to Trademark Agreement dated August 23, 1995 between Cephalon, Inc. and Genelco S.A.